U.S. EQUITY FUNDS

JPMORGAN TRUST I

JPMorgan Dynamic Small Cap Growth Fund

JPMORGAN TRUST II

JPMorgan Small Cap Growth Fund

(All Share Classes)

Supplement dated June 15, 2011 to the Summary Prospectuses dated November 1, 2010

Effective as of the close of business on August 12, 2011, the JPMorgan Dynamic Small Cap Growth Fund and the JPMorgan Small Cap Growth Fund (each, a “Fund” and collectively, the “Funds”) will be publicly offered on a limited basis. Investors will not be eligible to purchase shares of either Fund, except as described in the Funds’ prospectuses (See the prospectus supplement dated June 15, 2011 for more information.)

Effective immediately, the first paragraph of each summary prospectus is deleted and replaced with the following:

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information, online at www.jpmorganfunds.com/fundsdocuments. You can also get this information at no cost by calling 1-800-480-4111 or by sending an e-mail request to Funds.Website.Support@jpmorganfunds.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated November 1, 2010, as supplemented, are incorporated by reference into this Summary Prospectus.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SUMMARY PROSPECTUS FOR FUTURE REFERENCE

SUP-SPRO-DSCG-SCG-611